EXHIBIT 99

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301A 30 YEAR   8.2        9:26:40 am January 22, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 1A1   138,446,000.00  6.25000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      6.2500   01/30/03   30 year   7.09   356.37      100.0PPC      102:09
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE         CPR     CPR      CPR      CPR     CPR      CPR      CPR
              5.00    10.00    20.00    25.00   40.00    50.00    60.00
--------------------------------------------------------------------------------
101:25        6.024   5.905    5.610    5.434   4.800    4.317    3.736
101:26        6.020   5.899    5.600    5.421   4.779    4.290    3.700
101:27        6.016   5.893    5.590    5.409   4.758    4.262    3.664
101:28        6.012   5.887    5.580    5.396   4.737    4.234    3.628
101:29        6.007   5.881    5.570    5.384   4.715    4.206    3.592
101:30        6.003   5.875    5.560    5.371   4.694    4.178    3.556
101:31        5.999   5.869    5.550    5.359   4.673    4.150    3.520
102:00        5.994   5.863    5.540    5.346   4.652    4.122    3.484

102:01        5.990   5.857    5.530    5.334   4.630    4.094    3.448
102:02        5.986   5.851    5.520    5.321   4.609    4.066    3.413
102:03        5.982   5.845    5.511    5.309   4.588    4.038    3.377
102:04        5.977   5.840    5.501    5.297   4.567    4.011    3.341
102:05        5.973   5.834    5.491    5.284   4.546    3.983    3.305
102:06        5.969   5.828    5.481    5.272   4.525    3.955    3.270
102:07        5.965   5.822    5.471    5.259   4.504    3.927    3.234
102:08        5.960   5.816    5.461    5.247   4.482    3.900    3.198

102:09        5.956   5.810    5.451    5.235   4.461    3.872    3.163
102:10        5.952   5.804    5.441    5.222   4.440    3.844    3.127
102:11        5.948   5.798    5.431    5.210   4.419    3.817    3.091
102:12        5.943   5.792    5.421    5.198   4.398    3.789    3.056
102:13        5.939   5.787    5.411    5.185   4.377    3.761    3.020
102:14        5.935   5.781    5.401    5.173   4.356    3.734    2.985
102:15        5.931   5.775    5.391    5.161   4.335    3.706    2.949
102:16        5.926   5.769    5.382    5.148   4.314    3.678    2.914

102:17        5.922   5.763    5.372    5.136   4.293    3.651    2.878
102:18        5.918   5.757    5.362    5.124   4.272    3.623    2.843
102:19        5.914   5.751    5.352    5.112   4.251    3.596    2.807
102:20        5.909   5.746    5.342    5.099   4.230    3.568    2.772
102:21        5.905   5.740    5.332    5.087   4.209    3.541    2.737
102:22        5.901   5.734    5.322    5.075   4.188    3.513    2.701
102:23        5.897   5.728    5.313    5.062   4.167    3.486    2.666
102:24        5.893   5.722    5.303    5.050   4.146    3.458    2.631
--------------------------------------------------------------------------------
AVG LIFE      11.511  7.387    3.763    2.878   1.562    1.163    0.889
DURATION      7.156   5.165    3.064    2.460   1.441    1.097    0.853
FIRST PAY     2/03    2/03     2/03     2/03    2/03     2/03     2/03
LAST PAY      11/32   11/32    11/32    11/32   4/08     11/06    12/05
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301A 30 YEAR   8.2        9:27:17 am January 22, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 1A1   138,446,000.00  6.50000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      6.2500   01/30/03   30 year   7.09   356.37      100.0PPC      102:09
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE         PPC     PPC      PPC      PPC      PPC      PPC      PPC
              50.00   75.00    100.00   125.00   150.00   175.00   200.00
--------------------------------------------------------------------------------
101:25        5.962   5.866    5.762    5.649    5.529    5.400    5.261
101:26        5.957   5.860    5.754    5.640    5.518    5.387    5.246
101:27        5.952   5.853    5.746    5.631    5.507    5.374    5.231
101:28        5.947   5.847    5.738    5.621    5.495    5.361    5.216
101:29        5.942   5.840    5.730    5.612    5.484    5.348    5.202
101:30        5.936   5.834    5.722    5.602    5.473    5.335    5.187
101:31        5.931   5.827    5.714    5.593    5.462    5.322    5.172
102:00        5.926   5.821    5.706    5.583    5.451    5.309    5.157

102:01        5.921   5.814    5.699    5.574    5.440    5.296    5.142
102:02        5.916   5.808    5.691    5.564    5.429    5.283    5.127
102:03        5.911   5.802    5.683    5.555    5.418    5.270    5.112
102:04        5.906   5.795    5.675    5.545    5.406    5.257    5.098
102:05        5.900   5.789    5.667    5.536    5.395    5.245    5.083
102:06        5.895   5.782    5.659    5.527    5.384    5.232    5.068
102:07        5.890   5.776    5.651    5.517    5.373    5.219    5.053
102:08        5.885   5.769    5.643    5.508    5.362    5.206    5.038

102:09        5.880   5.763    5.636    5.498    5.351    5.193    5.024
102:10        5.875   5.757    5.628    5.489    5.340    5.180    5.009
102:11        5.870   5.750    5.620    5.480    5.329    5.167    4.994
102:12        5.865   5.744    5.612    5.470    5.318    5.155    4.979
102:13        5.860   5.737    5.604    5.461    5.307    5.142    4.964
102:14        5.855   5.731    5.596    5.451    5.296    5.129    4.950
102:15        5.849   5.725    5.589    5.442    5.285    5.116    4.935
102:16        5.844   5.718    5.581    5.433    5.274    5.103    4.920

102:17        5.839   5.712    5.573    5.423    5.263    5.090    4.906
102:18        5.834   5.705    5.565    5.414    5.252    5.078    4.891
102:19        5.829   5.699    5.557    5.405    5.241    5.065    4.876
102:20        5.824   5.693    5.549    5.395    5.230    5.052    4.861
102:21        5.819   5.686    5.542    5.386    5.219    5.039    4.847
102:22        5.814   5.680    5.534    5.377    5.208    5.027    4.832
102:23        5.809   5.673    5.526    5.367    5.197    5.014    4.817
102:24        5.804   5.667    5.518    5.358    5.186    5.001    4.803
--------------------------------------------------------------------------------
AVG LIFE      8.909   6.535    5.017    3.991    3.263    2.724    2.310
DURATION      5.958   4.736    3.872    3.234    2.748    2.365    2.057
FIRST PAY     2/03    2/03     2/03     2/03     2/03     2/03     2/03
LAST PAY      11/32   11/32    11/32    11/32    11/32    11/32    9/32
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301B 30 YEAR   8.0        9:30:55 am January 22, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 2A1   90,029,000.00  6.50000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      6.5000   12/30/02   30 year   7.71   357.94      100.0PPC      101:21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE         CPR     CPR      CPR      CPR      CPR      CPR      CPR
               5.00   10.00    20.00    25.00    40.00    50.00    60.00
--------------------------------------------------------------------------------
101:05        6.365   6.280    6.076    5.956    5.521    5.184    4.780
101:06        6.361   6.274    6.066    5.944    5.500    5.157    4.745
101:07        6.356   6.268    6.056    5.932    5.479    5.130    4.710
101:08        6.352   6.262    6.046    5.920    5.459    5.103    4.675
101:09        6.348   6.256    6.036    5.907    5.438    5.076    4.640
101:10        6.343   6.250    6.026    5.895    5.418    5.049    4.605
101:11        6.339   6.244    6.016    5.883    5.397    5.021    4.571
101:12        6.335   6.238    6.007    5.871    5.376    4.994    4.536

101:13        6.330   6.232    5.997    5.859    5.356    4.967    4.501
101:14        6.326   6.226    5.987    5.846    5.335    4.940    4.466
101:15        6.322   6.220    5.977    5.834    5.315    4.913    4.432
101:16        6.317   6.214    5.967    5.882    5.294    4.886    4.397
101:17        6.313   6.209    5.957    5.810    5.274    4.860    4.362
101:18        6.309   6.203    5.948    5.798    5.253    4.833    4.328
101:19        6.304   6.197    5.938    5.786    5.233    4.806    4.293
101:20        6.300   6.191    5.928    5.774    5.212    4.779    4.258

101:21        6.296   6.185    5.918    5.762    5.192    4.752    4.224
101:22        6.292   6.179    5.908    5.749    5.171    4.725    4.189
101:23        6.287   6.173    5.898    5.737    5.151    4.698    4.155
101:24        6.283   6.167    5.889    5.725    5.131    4.671    4.120
101:25        6.279   6.161    5.879    5.713    5.110    4.645    4.086
101:26        6.274   6.155    5.869    5.701    5.090    4.618    4.051
101:27        6.270   6.149    5.859    5.689    5.069    4.591    4.017
101:28        6.266   6.144    5.850    5.677    5.049    4.564    3.983

101:29        6.262   6.138    5.840    5.665    5.029    4.537    3.948
101:30        6.257   6.132    5.830    5.653    5.008    4.511    3.914
101:31        6.253   6.126    5.820    5.641    4.988    4.484    3.880
102:00        6.249   6.120    5.811    5.629    4.968    4.457    3.845
102:01        6.244   6.114    5.801    5.617    4.947    4.431    3.811
102:02        6.240   6.108    5.791    5.605    4.927    4.404    3.777
102:03        6.236   6.102    5.781    5.593    4.907    4.377    3.742
102:04        6.232   6.097    5.772    5.581    4.887    4.351    3.708
--------------------------------------------------------------------------------
AVG LIFE     11.785   7.587    3.919    3.027    1.647    1.223    0.935
DURATION      7.119   5.170    3.117    2.527    1.496    1.138    0.885
FIRST PAY      1/03    1/03     1/03     1/03     1/03     1/03     1/03
LAST PAY       1/33    1/33     1/33     1/33     2/09     3/07     3/06
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301B 30 YEAR   8.0        9:29:24 am January 22, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 2A1   90,029,000.00  6.50000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      6.5000   12/30/02   30 year   7.71   357.94      100.0PPC      101:21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE         PPC     PPC      PPC      PPC      PPC      PPC      PPC
              50.00   75.00    100.00   125.00   150.00   175.00   200.00
--------------------------------------------------------------------------------
101:05        6.322   6.255    6.184    6.108    6.029    5.945    5.857
101:06        6.317   6.249    6.176    6.099    6.018    5.933    5.843
101:07        6.311   6.242    6.168    6.090    6.007    5.920    5.829
101:08        6.306   6.236    6.160    6.081    5.996    5.908    5.815
101:09        6.301   6.229    6.153    6.071    5.986    5.896    5.801
101:10        6.296   6.223    6.145    6.062    5.975    5.883    5.787
101:11        6.291   6.217    6.137    6.053    5.964    5.871    5.773
101:12        6.286   6.210    6.129    6.044    5.953    5.858    5.758

101:13        6.281   6.204    6.121    6.034    5.942    5.846    5.744
101:14        6.275   6.197    6.114    6.025    5.932    5.834    5.730
101:15        6.270   6.191    6.106    6.016    5.921    5.821    5.716
101:16        6.265   6.184    6.098    6.007    5.910    5.809    5.702
101:17        6.260   6.178    6.090    5.997    5.899    5.796    5.688
101:18        6.255   6.172    6.083    5.988    5.889    5.784    5.674
101:19        6.250   6.165    6.075    5.979    5.878    5.772    5.660
101:20        6.245   6.159    6.067    5.970    5.867    5.759    5.646

101:21        6.239   6.152    6.059    5.961    5.856    5.747    5.632
101:22        6.234   6.146    6.052    5.951    5.846    5.735    5.618
101:23        6.229   6.140    6.044    5.942    5.835    5.722    5.604
101:24        6.224   6.133    6.036    5.933    5.824    5.710    5.590
101:25        6.219   6.127    6.028    5.924    5.814    5.698    5.576
101:26        6.214   6.121    6.021    5.915    5.803    5.685    5.562
101:27        6.209   6.114    6.013    5.905    5.792    5.673    5.548
101:28        6.204   6.108    6.005    5.896    5.782    5.661    5.534

101:29        6.199   6.101    5.997    5.887    5.771    5.649    5.520
101:30        6.193   6.095    5.990    5.878    5.760    5.636    5.506
101:31        6.188   6.089    5.982    5.869    5.750    5.624    5.492
102:00        6.183   6.082    5.974    5.860    5.739    5.612    5.478
102:01        6.178   6.076    5.967    5.851    5.728    5.599    5.464
102:02        6.173   6.070    5.959    5.841    5.718    5.587    5.450
102:03        6.168   6.063    5.951    5.832    5.707    5.575    5.436
102:04        6.163   6.057    5.943    5.823    5.696    5.563    5.422
--------------------------------------------------------------------------------
AVG LIFE      9.174   6.768    5.233    4.198    3.465    2.922    2.506
DURATION      5.972   4.784    3.943    3.324    2.851    2.479    2.180
FIRST PAY     1/03    1/03     1/03     1/03     1/03     1/03     1/03
LAST PAY      1/33    1/33     1/33     1/33     1/33     1/33     12/32
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301C 30 YEAR   7.4        4:35:33 pm January 17, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 3A1   35,786,000.00  5.00000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      5.0000   01/30/03   30 year   5.91   177.80      100.0PPC      100:13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE           CPR       CPR       CPR        CPR       CPR       CPR
                5.00      10.00     20.00      25.00     40.00     50.00
--------------------------------------------------------------------------------
 99:29          5.006     4.995     4.968      4.952     4.893     4.844
 99:30          5.000     4.987     4.957      4.939     4.872     4.817
 99:31          4.994     4.980     4.946      4.926     4.851     4.790
100:00          4.988     4.972     4.935      4.913     4.830     4.763
100:01          4.982     4.965     4.924      4.900     4.810     4.736
100:02          4.976     4.957     4.913      4.887     4.789     4.709
100:03          4.970     4.950     4.902      4.874     4.768     4.682
100:04          4.964     4.942     4.891      4.861     4.748     4.655

100:05          4.958     4.935     4.880      4.848     4.727     4.628
100:06          4.952     4.928     4.869      4.835     4.706     4.601
100:07          4.946     4.920     4.858      4.822     4.686     4.574
100:08          4.940     4.913     4.847      4.809     4.665     4.547
100:09          4.934     4.905     4.836      4.796     4.644     4.521
100:10          4.928     4.898     4.826      4.783     4.624     4.494
100:11          4.922     4.890     4.815      4.770     4.603     4.467
100:12          4.916     4.883     4.804      4.757     4.583     4.440

100:13          4.910     4.875     4.793      4.744     4.562     4.413
100:14          4.904     4.868     4.782      4.731     4.542     4.387
100:15          4.898     4.861     4.771      4.718     4.521     4.360
100:16          4.892     4.853     4.760      4.705     4.501     4.333
100:17          4.886     4.846     4.749      4.692     4.480     4.306
100:18          4.880     4.838     4.738      4.679     4.460     4.280
100:19          4.874     4.831     4.728      4.666     4.439     4.253
100:20          4.868     4.824     4.717      4.654     4.419     4.226

100:21          4.862     4.816     4.706      4.641     4.398     4.200
100:22          4.856     4.809     4.695      4.628     4.378     4.173
100:23          4.850     4.801     4.684      4.615     4.357     4.146
100:24          4.844     4.794     4.674      4.602     4.337     4.120
100:25          4.838     4.787     4.663      4.589     4.317     4.093
100:26          4.832     4.779     4.652      4.576     4.296     4.067
100:27          4.826     4.772     4.641      4.564     4.276     4.040
100:28          4.820     4.765     4.630      4.551     4.255     4.014
--------------------------------------------------------------------------------
AVG LIFE        6.546     5.134     3.327      2.741     1.644     1.238
DURATION        5.168     4.175     2.848      2.397     1.509     1.157
FIRST PAY        2/03      2/03      2/03       2/03      2/03      2/03
LAST PAY         1/18      1/18      1/18       1/18     12/10     12/07
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301D 30 YEAR   8.4        4:42:56 pm January 17, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 4A1   22,423,000.00  5.50000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      5.5000   01/30/03   30 year   6.49   180.04      100.0PPC      102:13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE         CPR        CPR         CPR         CPR          CPR         CPR
              5.00       10.00       20.00       25.00        40.00       50.00
--------------------------------------------------------------------------------
101:29        5.128      5.025       4.775       4.629        4.084       3.637
101:30        5.122      5.017       4.765       4.616        4.064       3.611
101:31        5.116      5.010       4.754       4.603        4.045       3.585
102:00        5.110      5.003       4.744       4.591        4.025       3.560
102:01        5.104      4.996       4.733       4.578        4.005       3.534
102:02        5.098      4.988       4.723       4.566        3.985       3.508
102:03        5.093      4.981       4.712       4.553        3.965       3.482
102:04        5.087      4.974       4.701       4.541        3.946       3.457

102:05        5.081      4.967       4.691       4.528        3.926       3.431
102:06        5.075      4.959       4.680       4.516        3.906       3.405
102:07        5.069      4.952       4.670       4.503        3.886       3.380
102:08        5.063      4.945       4.659       4.491        3.867       3.354
102:09        5.057      4.938       4.649       4.478        3.847       3.328
102:10        5.052      4.931       4.638       4.466        3.827       3.303
102:11        5.046      4.923       4.628       4.453        3.808       3.277
102:12        5.040      4.916       4.617       4.441        3.788       3.251

102:13        5.034      4.909       4.607       4.429        3.768       3.226
102:14        5.028      4.902       4.596       4.416        3.749       3.200
102:15        5.022      4.895       4.586       4.404        3.729       3.175
102:16        5.017      4.887       4.575       4.391        3.709       3.149
102:17        5.011      4.880       4.565       4.379        3.690       3.124
102:18        5.005      4.873       4.554       4.366        3.670       3.098
102:19        4.999      4.866       4.544       4.354        3.651       3.073
102:20        4.993      4.859       4.533       4.342        3.631       3.047

102:21        4.988      4.852       4.523       4.329        3.611       3.022
102:22        4.982      4.844       4.513       4.317        3.592       2.996
102:23        4.976      4.837       4.502       4.305        3.572       2.971
102:24        4.970      4.830       4.492       4.292        3.553       2.946
102:25        4.964      4.823       4.481       4.280        3.533       2.920
102:26        4.959      4.816       4.471       4.268        3.514       2.895
102:27        4.953      4.809       4.461       4.255        3.494       2.869
102:28        4.947      4.801       4.450       4.243        3.475       2.844
--------------------------------------------------------------------------------
AVG LIFE      6.690      5.230       3.376       2.779        1.665       1.252
DURATION      5.210      4.222       2.896       2.444        1.546       1.188
FIRST PAY      2/03       2/03        2/03        2/03         2/03        2/03
LAST PAY       3/18       3/18        3/18        3/18         9/11        2/08
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301D 30 YEAR   8.4         1:40:53 pm January 3, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 4A1   22,189,925.03  5.50000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      5.5000   01/30/03   30 year   6.49   179.60      100.0PPC      102:08
--------------------------------------------------------------------------------

MALT 03-1 4A1 15YR PT
--------------------------------------------------------------------------------
PRICE             PPC      PPC     PPC      PPC      PPC      PPC      PPC
                  50.00    75.00   100.00   125.00   150.00   175.00   200.00
--------------------------------------------------------------------------------
101:00            5.271    5.224   5.174    5.120    5.064    5.005    4.944
101:02            5.258    5.209   5.156    5.100    5.042    4.980    4.916
101:04            5.245    5.193   5.139    5.080    5.019    4.955    4.888
101:06            5.231    5.178   5.121    5.061    4.997    4.930    4.860
101:08            5.218    5.163   5.104    5.041    4.974    4.905    4.832
101:10            5.205    5.148   5.086    5.021    4.952    4.880    4.804
101:12            5.192    5.132   5.069    5.001    4.929    4.855    4.776
101:14            5.179    5.117   5.051    4.981    4.907    4.830    4.749

101:16            5.166    5.102   5.034    4.961    4.885    4.805    4.721
101:18            5.152    5.087   5.016    4.941    4.862    4.780    4.693
101:20            5.139    5.072   4.999    4.922    4.840    4.755    4.666
101:22            5.126    5.056   4.981    4.902    4.818    4.730    4.638
101:24            5.113    5.041   4.964    4.882    4.796    4.705    4.610
101:26            5.100    5.026   4.947    4.862    4.773    4.680    4.583
101:28            5.087    5.011   4.929    4.843    4.751    4.655    4.555
101:30            5.074    4.996   4.912    4.823    4.729    4.631    4.528

102:00            5.061    4.981   4.895    4.803    4.707    4.606    4.500
102:02            5.048    4.966   4.878    4.784    4.685    4.581    4.473
102:04            5.035    4.951   4.860    4.764    4.663    4.556    4.445
102:06            5.022    4.936   4.843    4.745    4.641    4.532    4.418
102:08            5.009    4.921   4.826    4.725    4.619    4.507    4.391
102:10            4.996    4.906   4.809    4.705    4.597    4.482    4.363
102:12            4.983    4.891   4.791    4.686    4.575    4.458    4.336
102:14            4.970    4.876   4.774    4.666    4.553    4.433    4.309

102:16            4.958    4.861   4.757    4.647    4.531    4.409    4.282
102:18            4.945    4.846   4.740    4.627    4.509    4.384    4.254
102:20            4.932    4.831   4.723    4.608    4.487    4.360    4.227
102:22            4.919    4.816   4.706    4.589    4.465    4.335    4.200
102:24            4.906    4.801   4.689    4.569    4.443    4.311    4.173
102:26            4.893    4.786   4.672    4.550    4.421    4.287    4.146
102:28            4.880    4.772   4.655    4.531    4.400    4.262    4.119
102:30            4.868    4.757   4.638    4.511    4.378    4.238    4.092

103:00            4.855    4.742   4.621    4.492    4.356    4.214    4.065
103:02            4.842    4.727   4.604    4.473    4.334    4.189    4.038
103:04            4.829    4.712   4.587    4.453    4.313    4.165    4.011
103:06            4.816    4.698   4.570    4.434    4.291    4.141    3.984
103:08            4.804    4.683   4.553    4.415    4.269    4.117    3.957
103:10            4.791    4.668   4.536    4.396    4.248    4.093    3.931
103:12            4.778    4.653   4.519    4.377    4.226    4.068    3.904
103:14            4.766    4.639   4.502    4.357    4.205    4.044    3.877

103:16            4.753    4.624   4.485    4.338    4.183    4.020    3.850
--------------------------------------------------------------------------------
AVG LIFE          5.918    4.976   4.238    3.652    3.182    2.800    2.487
DURATION          4.700    4.057   3.537    3.113    2.763    2.472    2.227
FIRST PAY          2/03     2/03    2/03     2/03     2/03     2/03     2/03
LAST PAY           3/18     3/18    3/18     3/18     3/18     3/18     3/18
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

--------------------------------------------------------------------------------
                                                                         CMOPROJ
UBS WARBURG LLC       MALT0301E 30 YEAR   0.0        9:3352 am January 21, 2003
Fixed Income Research                                Chris Hackel chackel@jacana
CMOPROJ.553                                                               PAGE 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND         BALANCE  COUPON  DELAY FACTOR    INDEX VALUE   RESET MULTIPLIER CAP
--------------------------------------------------------------------------------
 5A1   31,225,000.00  6.00000   24  1.000000        -1.0000   -        -      -
--------------------------------------------------------------------------------
FLOOR    CURRENT    SETTLE     DEAL    WAC     WAM         PRICING     DURATION
         COUPON     DATE                                   SPEED          @ PX
--------------------------------------------------------------------------------
  -      6.0000   01/30/03   30 year   7.85   358.60      100.0PPC      102:17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICE           CPR        CPR       CPR        CPR       CPR       CPR
                5.00       10.00     20.00      25.00     40.00     50.00
--------------------------------------------------------------------------------
102:01          5.745      5.612     5.279      5.075     4.360     3.815
102:02          5.741      5.606     5.269      5.063     4.338     3.787
102:03          5.737      5.600     5.259      5.050     4.317     3.758
102:04          5.733      5.594     5.249      5.038     4.295     3.730
102:05          5.729      5.589     5.239      5.025     4.274     3.702
102:06          5.724      5.583     5.229      5.013     4.252     3.674
102:07          5.720      5.577     5.219      5.000     4.231     3.645
102:08          5.716      5.571     5.209      4.988     4.209     3.617

102:09          5.712      5.565     5.199      4.975     4.188     3.589
102:10          5.708      5.560     5.189      4.963     4.167     3.561
102:11          5.704      5.554     5.179      4.950     4.145     3.533
102:12          5.700      5.548     5.169      4.938     4.124     3.504
102:13          5.696      5.542     5.159      4.925     4.102     3.476
102:14          5.691      5.536     5.149      4.913     4.081     3.448
102:15          5.687      5.531     5.139      4.900     4.060     3.420
102:16          5.683      5.525     5.129      4.888     4.038     3.392

102:17          5.679      5.519     5.120      4.876     4.017     3.364
102:18          5.675      5.513     5.110      4.863     3.996     3.336
102:19          5.671      5.508     5.100      4.851     3.974     3.308
102:20          5.667      5.502     5.090      4.838     3.953     3.280
102:21          5.663      5.496     5.080      4.826     3.932     3.252
102:22          5.659      5.490     5.070      4.814     3.911     3.224
102:23          5.654      5.485     5.060      4.801     3.889     3.196
102:24          5.650      5.479     5.051      4.789     3.868     3.168

102:25          5.646      5.473     5.041      4.776     3.847     3.140
102:26          5.642      5.467     5.031      4.764     3.826     3.112
102:27          5.638      5.462     5.021      4.752     3.804     3.084
102:28          5.634      5.456     5.011      4.739     3.783     3.057
102:29          5.630      5.450     5.001      4.727     3.762     3.029
102:30          5.626      5.444     4.992      4.715     3.741     3.001
102:31          5.622      5.439     4.982      4.703     3.720     2.973
103:00          5.618      5.433     4.972      4.690     3.699     2.945
--------------------------------------------------------------------------------
AVG LIFE        11.706     7.432     3.719      2.822     1.529     1.138
DURATION         7.370     5.263     3.069      2.444     1.423     1.082
FIRST PAY        2/03       2/03      2/03       2/03      2/03      2/03
LAST PAY         1/33       1/33      1/33       1/33      12/07     9/06
--------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.